Exhibit 10.10


                                                               Cost-U-Less, Inc.
                                                              12410 SE 32nd. St.
                                                     Bellevue, Washington  98005
                                                                  (425) 644-4241
                                                              fax (425) 641-3383


MEMO

TO:      Michael Scalzo
FROM:    J. Jeffrey Meder
DATE:    March 3, 2000
SUBJECT:

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     This is a recap of the agreement you and I reached yesterday, Thursday
March 2, 2000. Effective Monday March 6, 2000 you will cease in your capacity as Vice President of Merchandising and will begin to take on responsibilities for building depot sales and turning around the Sonora store. This will be your focus for the year 2000 and for future years we will collaborate to identify those business building opportunities available to us that you could take on such as e-commerce. The following is a summary of the compensation and conditions for the year 2000 and will represent philosophically and structurally how we will develop key results and compensation for the year 2001.

o    DEPOT SALES -- Based on an $10 million budget for the year 2000.

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o    TARGET                    o    INCENTIVE
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     o    Meet budget               o    $5,000.00
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     o    + 10-20%                  o    $6,000.00
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     o    + 20-30%                  o    $7,000.00
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     o    + 30%                     o    $10,000.00
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o    GROSS MARGIN DOLLARS -- Based on a $700,000 gross or seven percent gross margin budget for the year 2000.

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o    TARGET                    o    INCENTIVE
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     o    Meet budget               o    $5,000.00
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     o    + 10-20%                  o    $5,000.00 + 2% of
                                         incremental gross profit
                                         dollars
---------------------------------------------------------------------------


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     o    + 20-30%                  o    $5,000.00 + 2 1/2% of
                                         incremental gross profit
                                         dollars
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     o    + 30%                     o    $5,000.00 + 3% of
                                         incremental gross margin
                                         dollars
---------------------------------------------------------------------------


o SONORA -- Based on fiscal year 2000 sales budget of $5,670,000 for the period beginning April 1 through December 31, 2000.

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o    TARGET                    o    INCENTIVE
---------------------------------------------------------------------------
     o    Meet budget               o    $3,000.00
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     o    + 10-20%                  o    $5,000.00
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     o    + 20-30%                  o    $6,000.00
---------------------------------------------------------------------------
     o    + 30%                     o    $10,000.00
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o    OPERATING INCOME -- Based on a year 2000 budget for the period April 1 through December 31 ($46,000.00).

     o Your incentive will be ten percent of any incremental betterment to plan that you can achieve.

o OTHER CONSIDERATIONS -- Ten thousand stock-options to be vested based on performance, yet to be determined, and subject to Board approval.

o Upon termination, by the Company, all wages and bonuses would accrue based upon your achievements under this agreement, at the time of termination.

o You will be awarded a severance of one month of your base salary for each year of service. If terminated for cause, no severance will be paid. Cause is defined as willful neglect, theft or embezzlement.

o Your salary will remain the same as it was as Vice President of Merchandising for the year 2000 plus any merit increase determined by the CEO.

o You will remain available for advising and counseling the buyers and management until and through the transition of hiring your replacement.

o You will be compensated for routine business travel to the same degree and in the same manner that is consistent with all other Cost-U-Less personnel.

o All current benefits will remain in place, relative to medical, vacations, etc...


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o    Our agreement that Mike Tafoya will be bonused in a similar manner at fifty percent of the rate this incentive program implies. In other words, for each dollar you are incentivized, Mike will earn a fifty-cent incentive.

o Both you and Mike Tafoya will be excluded from the company-wide annual bonus plan and instead be compensated as directed by the terms of this agreement.

Acknowledged:

Michael Scalzo



/s/ Michael Scalzo                                          Date: 3/10/00
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Acknowledged:

J. Jeffrey Meder
President and Chief Executive Officer



/s/  J. Jeffrey Meder                                       Date: 3/6/00
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